DREXEL HAMILTON MUTUAL FUNDS

Drexel Hamilton Centre American Equity Fund
Drexel Hamilton Centre Global Equity Fund
Drexel Hamilton Multi-Asset Real Return Fund

SUPPLEMENT DATED SEPTEMBER 16, 2013 TO
PROSPECTUS DATED JANUARY 14, 2013 AND
STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 14, 2013

Supplement dated September 16, 2013 to the Prospectus dated January 14, 2013 and the Statement of Additional Information dated January 14, 2013 of each of Drexel Hamilton Centre American Equity Fund, Drexel Hamilton Centre Global Equity Fund and Drexel Hamilton Multi-Asset Real Return Fund (each, a "Fund" and collectively, the "Funds"), each a series of Drexel Hamilton Mutual Funds (the "Trust").

IMPORTANT INFORMATION REGARDING THE FUNDS

At an in-person meeting on September 13, 2013, the Board of Trustees of the Trust (the "Board"), based upon information provided to the Board, determined to approve new investment advisory arrangements for each of the Funds, including interim investment advisory agreements and new investment advisory agreements between the Trust, on behalf of each Fund, and Centre Asset Management, LLC ("Centre").

Interim Investment Advisory Agreements and New Investment Advisory Agreements

On September 14, 2013, Centre, an investment adviser registered with the Securities and Exchange Commission, acquired all of the equity interests of Drexel Hamilton Investment Partners, LLC ("DHIP").  DHIP has served as the investment adviser to each Fund since its inception, and Centre has served as the sub-adviser to Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund since such Funds' inception. The acquisition by Centre of DHIP's equity interests resulted in a change of control of DHIP, and, accordingly, the assignment of the investment advisory agreements between the Trust, on behalf of the Funds, and DHIP (the "DHIP Agreements"). Pursuant to the terms of the DHIP Agreements, the agreements  automatically terminated upon their assignment.

In connection with the acquisition by Centre of the equity interests in DHIP, and to provide for the management of the Funds, pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board approved, for each Fund, an interim investment advisory agreement between the Trust, on behalf of the Fund, and Centre. The Board also approved, for each Fund, a new investment advisory agreement between the Trust, on behalf of the Fund, and Centre.

Each interim investment advisory agreement, effective as of September 14, 2013, provides in substance that for each Fund, for up to 150 days following such effective date, Centre will serve as the investment adviser to the Fund on substantially the same terms and with certain identical provisions (as described above) as the applicable DHIP Agreement until the new investment advisory agreement is approved by the Fund's shareholders.

A joint Special Meeting of Shareholders of the Funds will be held for the purpose of seeking shareholder approval of the new investment advisory agreement between the Trust, on behalf of each Fund, and Centre. Fund shareholders should expect to receive a proxy statement providing information about Centre and the proposed new investment advisory agreement with respect to the Fund.

Sub-Adviser of Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund

As of September 14, 2013, Centre no longer serves as sub-adviser to Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund. As investment adviser to such Funds under the interim investment advisory agreements, Centre will continue to perform the day-to-day portfolio management of the Funds. There was no change in portfolio managers of such Funds as a result of the acquisition and Board approvals described above.

Portfolio Manager of Drexel Hamilton Multi-Asset Real Return Fund

Effective as of September 14, 2013, James A. Abate has replaced Andrew Bang as the portfolio manager of the Drexel Hamilton Multi-Asset Real Return Fund.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE.